UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 28, 2007

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14th Floor, 2 North Cascade Avenue, Colorado Springs, CO       80903
(Address of Principal Executive Offices)                                       (Zip Code)

Registrant’s telephone number, including area code: (719) 442-2600

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On September 28, 2007, Westmoreland Coal Company's wholly-owned subsidiary, Texas Westmoreland Coal Company ("TWCC"), entered into a new lignite supply agreement with NRG Texas Power LLC ("NRG Texas"). Under the agreement, TWCC will supply lignite from its Jewett Mine to the adjacent Limestone Electric Generating Station through the remaining life of certain permitted lignite reserves at the Jewett Mine. The agreement, which is a "cost plus" contract, provides NRG Texas with the option to determine the amount, if any, of the lignite it will purchase in future years. Westmoreland Coal Company has guaranteed TWCC's performance of the agreement.

The new lignite supply agreement amends and restates all of the obligations between TWCC and its predecessors on the one hand and NRG Texas and its predecessors on the other hand, except (1) that the provisions of the prior agreements remain in force through December 31, 2007, (2) if a default occurs prior to December 31, 2007, and (3) for provisions of prior agreements relating to reclamation.

A press release dated October 1, 2007 announcing the signing of the new lignite supply agreement is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement

Except as described in the second paragraph under Item 1.01 above, the new lignite supply agreement amends and restates the prior agreements between TWCC and its predecessors on the one hand and NRG Texas and its predecessors on the other hand effective December 31, 2007. The agreements that have been amended and restated as part of the new lignite supply agreement include the following: (1) the Lignite Supply Agreement dated August 29, 1979 between Northwestern Resources Co. and Utility Fuels Inc.; (2) the Settlement Agreement and Amendment of Existing Contracts dated August 2, 1999 between Northwestern Resources Co. and Reliant Energy, Incorporated; (3) the Letter Agreement dated June 18, 2002, between Reliant-HL&P and Northwestern Resources Co.; (4) the Supplemental Settlement Agreement and Amendment of Existing Contracts between Northwestern Resources Company and Texas Genco, L.P., dated January 30, 2004; and (5) the Letter Agreement Regarding Lignite Supply Agreement dated September 21, 2005 between Texas Genco II, L.P. and Texas Westmoreland Coal Company.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 28, 2007, Robert W. Holzwarth's position with the Company was eliminated as part of our program to reduce costs. Prior to his departure from the Company, Mr. Holzwarth was Senior Vice President - Power.

Item 8.01    Other Events

On September 28, 2007, Westmoreland Resources, Inc. ("WRI"), then an 80%-owned subsidiary of Westmoreland Coal Company, redeemed Washington Group International, Inc.'s 20% interest in WRI. WRI is now 100% wholly-owned by Westmoreland Coal Company.

A press release dated October 1, 2007 announcing the redemption of Washington Group's interest in WRI is attached as Exhibit 99.2 to this current report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

          (c)   Exhibits

Exhibit 99.1 - Press release dated October 1, 2007 regarding the lignite supply agreement

Exhibit 99.2 - Press release dated October 1, 2007 regarding the redemption of Washington Group's interest in WRI

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: October 4, 2007	By: /s/ David J. Blair
David J. Blair
Chief Financial Officer
(A Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 1, 2007 regarding the lignite supply agreement

99.2	Press release dated October 1, 2007 regarding the redemption of Washington Group's interest in WRI